                                                                    Exhibit 99.1
A vote FOR proposal 1 is recommended by the Board of Directors.

                                                                                          Please mark your      [X]
                                                                                          votes as indicated
                                                                                          in this example

1.  Approval of a proposal to issue shares of Class A Common Stock of                  FOR      AGAINST     ABSTAIN
    National Financial Services, Inc. ("NFS") to certain eligible members             [   ]      [   ]       [   ]
    of Provident Mutual Life Insurance Company ("Provident") in connection with the acquisition of Provident by NFS.



                                      This proxy will be voted as specified. If a choice is not specified, the proxy will be voted FOR approval of a proposal to issue shares of Class A Common
                                      Stock of NFS to certain eligible members of Provident in connection with the acquisition of Provident by NFS.

                                      The undersigned hereby acknowledges receipt of the notice of Special Meeting and the Joint Proxy Statement/Prospectus, each dated August 2, 2002.

                                                     This proxy should be dated and signed by the shareholder exactly as his or her name appears herein and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.

                                                     Dated__________________________________________, 2002



                                                     _____________________________________________________
                                                                    Signature of Shareholder

                                                     _____________________________________________________
                                                                    Signature of Shareholder
--------------------------------------------------------------------------------------------------------------------------
                                                FOLD AND DETACH HERE

 P R O X Y

                       NATIONWIDE FINANCIAL SERVICES, INC.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 13, 2002

     The undersigned hereby constitutes and appoints James G. Brocksmith, Jr., Joseph J. Gasper and Lydia M. Marshall, each or any of them, proxies of the undersigned, with full power of substitution, to vote all the shares of Nationwide Financial Services, Inc. ("NFS") which the undersigned may be entitled to vote at the Special Meeting of Shareholders of NFS, to be held at One Nationwide Plaza, Columbus, Ohio, on September 13, 2002, at 3:00 P.M., Eastern time, and at any adjournments thereof, as follows:

       (Continued, and to be marked, dated and signed on the reverse side)

                                                          [GRAPHIC APPEARS HERE]
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE




                         SPECIAL MEETING OF SHAREHOLDERS
                       NATIONWIDE FINANCIAL SERVICES, INC.


                               September 13, 2002
                             3:00 P.M., Eastern time
                              One Nationwide Plaza
                              Columbus, Ohio 43215


                                     AGENDA


     o APPROVAL OF A PROPOSAL TO ISSUE SHARES OF CLASS A COMMON STOCK OF NFS TO CERTAIN ELIGIBLE MEMBERS OF PROVIDENT MUTUAL LIFE INSURANCE COMPANY ("PROVIDENT") IN CONNECTION WITH THE ACQUISITION OF PROVIDENT BY NFS.